As filed with the Securities and Exchange Commission on October 26, 2007
File Nos. 002-84222 and 811-03758

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.
Post-Effective Amendment No.	30	[X]

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	31

MATRIX ADVISORS VALUE FUND, INC.
(Exact Name of Registrant as Specified in Charter)

747 Third Avenue, 31st Floor, New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

1-800-366-6223
(Registrant’s Telephone Numbers, Including Area Code)

David A. Katz
747 Third Avenue, 31st Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copies to:

Elaine Richards, Esq.
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

Carol A. Gehl, Esq.
Godfrey & Kahn S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
(414) 273-3500

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[X]                      immediately upon filing pursuant to paragraph (b).
[   ]                      on (date)  pursuant to paragraph (b).
[   ]                      60 days after filing pursuant to paragraph (a)(1).
[   ]                      on (date) pursuant to paragraph (a)(1).
[   ]                      75 days after filing pursuant to paragraph (a)(2).
[   ]                      on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:
[   ]                      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MATRIX ADVISORS
VALUE FUND, INC.

747 Third Avenue, 31st Floor
New York, New York 10017

Prospectus

October 26, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MATRIX ADVISORS
VALUE FUND, INC.

The Matrix Advisors Value Fund, Inc. (the “Fund”) is a no-load mutual fund that principally invests in common stocks.  The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.

The date of this Prospectus is October 26, 2007

TABLE OF CONTENTS

An Overview of the Fund	3
Performance	4
Fees and Expenses	5
Investment Objective and Principal Investment Strategies	6
Principal Risks of Investing in the Fund	7
Portfolio Holdings	7
Investment Advisor	7
Shareholder Information	8
Pricing of Fund Shares	13
Frequent Trading	14
Dividends and Distributions	16
Tax Consequences	16
Householding	17
Financial Highlights	18
Privacy Notice	PN-1

An Overview of the Fund
What is the Fund’s investment objective?	The Fund seeks to achieve a total rate of return which is comprised of capital appreciation and current income.
What are the Fund’s principal investment strategies?

The Fund invests primarily in both dividend and non-dividend paying common stocks of domestic companies that Matrix Asset Advisors, Inc. (the “Advisor”) believes are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.  Stocks will be sold when the Advisor believes they no longer represent value.

What are the principal risks of investing in the Fund?	There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Stock prices can fall over short or extended periods of time, and the value of the Fund’s securities may fluctuate substantially from day to day
•	Interest rates rise which can result in lower equity valuations
•	Value stocks fall out of favor with the stock market
•	Stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated
•	The Advisor’s investment strategies do not produce the expected results

Who may want to invest in the Fund?	The Fund may be appropriate for investors who:

•	Are pursuing a long-term goal such as retirement
•	Want to add an investment in undervalued stocks to their equity portfolio
•	Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Fund may not be appropriate for investors who:

•	Need regular income or stability of principal
•	Are pursuing a short-term goal

Performance

The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows how the Fund’s total return has varied from year to year.  The table shows the Fund’s average annual total return over time (before and after taxes) compared with a broad-based market index.  This past performance will not necessarily continue in the future.  Matrix Asset Advisors, Inc. became sub-advisor to the Fund on July 1, 1996, and Advisor to the Fund on May 11, 1997.

Calendar Year Total Returns*

* The Fund’s year-to-date return as of September 30, 2007 was 7.83%.

During the period shown in the bar chart, the Fund’s highest quarterly return was 25.11% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.37% for the quarter ended September 30, 1998.

Average Annual Total Returns as of December 31, 2006

	1 Year	5 Years	10 Years	Since Inception 7/1/96(1)
Matrix Advisors Value Fund
Return before taxes	16.31%	6.92%	10.57%	11.10%
Return after taxes on distributions(2)	15.23%	6.45%	10.10%	10.61%
Return after taxes on distributions and sale of fund shares(2)	11.96%	5.90%	9.28%	9.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)	15.80%	6.19%	8.42%	9.06%

(1) The date Matrix Asset Advisors, Inc. became sub-advisor to the Fund.
(2) After tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(3) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies.  You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)*	1.00%

Annual fund operating expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses**	0.31%

Total Annual Fund Operating Expenses	1.31%

Less Fee Reduction and/or Expense Reimbursement	(0.20%)

Net Annual Fund Operating Expenses***	1.11%

*
The redemption fee applies to those shares that you have held for 60 days or less.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  There is also a $15.00 fee for redemptions by wire.

**
Includes regular Fund expenses such as administration and audit costs.  Also reflects the pro rata portion of the net operating expenses of any acquired fund (i.e., any money market fund or other fund) held by the Fund.  Shareholders indirectly bear these acquired fund fees and expenses because the NAVs of those underlying funds reflect such expenses.

***
The Advisor has contractually agreed to reimburse the fees and/or net expenses of the Fund for an indefinite period, which would include the 1, 3, 5, and 10 year periods shown below in the Example, to ensure that Total Annual Fund Operating Expenses will not exceed the net expense amount shown.  For the fiscal year ended June 30, 2007, the Fund’s net expenses were 1.10%, not including acquired fund fees and expenses. In addition, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%, not including acquired fund fees and expenses.  The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor in subsequent fiscal years if the Fund’s expenses are less than the above limit agreed to by the Fund.  Any such reimbursement is subject to review and approval by the Fund’s Board of Directors.  Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments.  For more information, see “Investment Advisor – Fund Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net contractual expenses resulting from the fee reduction described above.  Although your actual costs may be higher or lower, under the assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Investment Objective and Principal Investment Strategies

The investment objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.  The Fund invests primarily in both dividend and non-dividend paying common stocks of domestic companies.  The Fund selects investment securities that are financially strong and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis.

Classic Valuation Analysis

Classic Valuation Analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham.  The underlying principle of Classic Valuation Analysis is “Buy value . . . it will out.”  Using valuation models, statistics such as earnings growth, dividend growth, return on equity and book value are analyzed versus their historical, current and projected levels to determine a company’s “Fair Value”.  Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment “Fair” value as measured by historic and current earnings, dividends, return on equity and book value.

Consistent with the principles of Classic Valuation Analysis, the Fund diversifies its portfolio over a range of companies and industries.  Once an equity investment has been purchased for the Fund’s portfolio, it generally is sold for one of two reasons:

•	the security no longer represents a value, as determined by the Advisor, or

•	there has been a fundamental change in the issuer’s balance sheet or results of operations so that it no longer meets the Fund’s financial or valuation criteria.

In addition, the Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by Classic Valuation Analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.

The Fund anticipates that it will have a low rate of portfolio turnover, which may lead to lower transaction costs and may help to improve Fund performance.

Temporary Defensive Strategies

Under normal market conditions, the Fund will stay fully invested in stocks.  The Fund, however, may temporarily depart from its principal investment strategies by investing up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments, in response to adverse market, economic or political conditions, or in other appropriate circumstances.  If this type of defensive strategy is employed, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund

The principal risks that may adversely affect the Fund’s net asset value or total return are summarized above under “An Overview of the Fund.”  These risks are discussed in more detail below.

Management Risk.  Management risk means that your investment in the Fund varies with the success or failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk.  Market risk means that the price of the Fund’s portfolio may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer.  Market risk may affect a single issuer, industry, section of the economy or the market as a whole.  Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

Undervalued Stocks Risk. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.  Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks.  However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

Portfolio Holdings

A schedule of the Fund’s complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 15 days after the end of each month.  This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period.  The most recent schedule is available on the Fund’s website at http://www.matrixadvisorsvaluefund.com or by calling toll free at (800) 366-6223.  The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Investment Advisor

Matrix Asset Advisors, Inc. is the investment advisor to the Fund.  The Advisor’s address is 747 Third Avenue, 31st Floor, New York, New York 10017.  The Advisor has provided investment advisory services to individuals, endowment, and pension accounts since 1986.  As of September 30, 2007, the Advisor managed assets of approximately $1.7 billion.  The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.  For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets.  For the fiscal year ended June 30, 2007, the Advisor received advisory fees of 0.69% of the Fund’s average daily net assets, after fee waivers.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory agreement with the Advisor is available in the Fund’s Semi-Annual Report to shareholders for the most recent fiscal period ended December 31.

Portfolio Manager

Mr. David A. Katz, President of the Fund, is primarily responsible for the management of the Fund’s portfolio.  Mr. Katz has been President and Chief Investment Officer of the Advisor and a principal shareholder of the Advisor for over fifteen years.  The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reimburse the fees and/or expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund’s average daily net assets.  The Operating Expenses Limitation Agreement between the Fund and the Advisor (the “Waiver Agreement”) will remain in effect indefinitely, however, it may be terminated at any time, and without payment of any penalty, by the Board of Directors of the Fund, upon sixty (60) days’ written notice to the Advisor.  The Waiver Agreement may not be terminated by the Advisor without the consent of the Board of Directors of the Fund.  For the fiscal year ended June 30, 2007, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Fund’s Board of Directors.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments.

Shareholder Information

How to Buy Shares

You may open a Fund account with a minimum initial investment of $1,000, and add to your account at any time with a minimum subsequent investment of $100 or more.  You may open a retirement account or Automatic Investment Plan account with a minimum initial investment of $500 and add to your account at any time with a minimum subsequent investment of $100 or more.  The Fund may waive minimum investment requirements from time to time.

In compliance with the USA PATRIOT Act of 2001, please note that U.S. Bancorp Fund Services, LLC (“USBFS”), the Transfer Agent for the Fund, will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-209-1965 if you need additional assistance when completing your application.

You may purchase shares of the Fund by check or wire.  Your share purchase price will be at the net asset value next determined after the Transfer Agent receives your order with complete information and meeting all of the requirements discussed in this Prospectus.  All purchases by check must be in U.S. dollars, drawn on a U.S. financial institution.  If your check does not clear you will be charged a return check fee and may be responsible for any loss sustained by the Fund.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.   The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The Fund does not issue share certificates. The Fund reserves the right to reject any purchase or exchange in whole or in part.  In addition, the Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations.  Examples of such instances include, but are not limited to, (i) where an account holder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity, including frequent trading activity, or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

Shares of the Fund have not been registered for sale outside of the United States.

By Check

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as FedEx) it with a check made payable to “Matrix Advisors Value Fund, Inc.” to:

Regular Mail Matrix Advisors Value Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Matrix Advisors Value Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

If you are making a subsequent purchase, please note that a stub is attached to the account statement you will receive after each transaction.  Detach the stub from the statement and mail it together with a check made payable to “Matrix Advisors Value Fund, Inc.” to the Fund in the envelope provided with your statement or to the address noted above. You should write your account number on the check.

You may also mail a letter together with a check to the Transfer Agent identifying the name of the Fund and indicating the dollar value of shares to be purchased. Please write your account number on the check.

By Wire

If you are making your first investment in the Fund, you must have a completed Account Application before you wire funds to the Transfer Agent.  You can mail or overnight deliver your Account Application to the Transfer Agent at the above address.  You may also fax the Account Application by calling the Transfer Agent at 1-866-209-1965.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you, and assign you an account number.  When giving your bank instructions to send the wire, you will be required to give your assigned account number.  Your bank must include both 1) the name of the Fund you are purchasing and 2) your name, so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave., Milwaukee, WI 53202
ABA No.: 075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account No.:  112-952-137
Further Credit: Matrix Advisors Value Fund, Inc.
Account name (shareholder name)
Shareholder account number

Before sending your wire, please contact the Transfer Agent at 1-866-209-1965 to advise them that you are intending to wire funds.  This will ensure prompt and accurate credit upon receipt of your investment.  Your bank may charge you a fee for sending a wire to the Fund.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for the same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investment Brokers or Dealers

You may buy, sell or exchange shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares.  For certain qualified brokers when you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund.  The broker (or agent) generally holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records.  The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge you a fee for handling your order.  The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan.  The minimum initial investment is reduced to $500 for investors who wish to enroll in this Plan.  Under this Plan, you authorize the Fund to withdraw a minimum amount of $100 from your bank on a monthly basis.  We are unable to debit or credit mutual fund or pass-through accounts.  Please contact your financial institution to determine if it participates in the Automated Clearing House System (ACH).  If your bank rejects your payment, the Transfer Agent will charge a $25.00 fee to your account.  Any request to change or terminate an Automated Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date by calling 1-866-209-1965.  If you wish to enroll in the Plan, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the plan at any time by notifying the Transfer Agent in writing.

Retirement Plans

The Fund offers an Individual Retirement Account (“IRA”) plan. You may obtain information about opening an account by calling the Transfer Agent at 1-866-209-1965.

How to Sell Shares

You may sell (redeem) or exchange your Fund shares on any date the Fund and the New York Stock Exchange (“NYSE”) are open for business.  The Fund is intended for long-term investors.  Short-term "market-timers" who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders.  In accordance with the Fund’s frequent trading policies and procedures (see below under “Frequent Trading”), the Fund assesses a 1.00% fee on redemptions or exchanges of Fund shares purchased and held for 60 days or less.  This fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  Although the Fund has the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.  In addition, the fee does not apply to shares purchased through reinvested dividends or capital gains. Furthermore, the Fund, in its discretion, after consideration of the best interests of the Fund and its shareholders, may choose not to apply the redemption fee to redemptions that do not indicate market timing strategies.  The Fund’s decision not to apply the redemption fee under circumstances where frequent trading strategies are not indicated is intended to ensure that the best interests of shareholders are promoted.  In making such a decision, however, the Fund cannot guarantee that it will be effective in detecting and preventing frequent trading in whole or in part.

You may redeem your shares by sending a written request to the Transfer Agent or by telephone as discussed below.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration.  Corporations, executors, administrators, trustees or guardians must submit documents evidencing their authority to act.  Certain redemptions require a signature guarantee.  Call the Transfer Agent for details.  You should send your redemption request to:

Regular Mail Matrix Advisors Value Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Matrix Advisors Value Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares via wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made.  This does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account up to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio.  It is not expected that the Fund would do so except in unusual circumstances.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Shareholders may request that redemption proceeds of $1,000 or more be wired directly to a bank account.  If you did not purchase your shares via wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

Signature Guarantee

Your signature must be guaranteed if: (a) the proceeds of any redemption exceed $50,000; (b) ownership has changed on your account; (c) redemption proceeds are sent to any person, address or bank account not on record, (d) redemptions are transmitted by federal wire transfer (if not previously authorized on the account); (e) a change of address request has been received by the Transfer Agent within the last 15 days; or (f) you establish or modify certain services on your account.  In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the Securities Transfer Agents Medallion Program (STAMP) and the New York Stock Exchange Medallion Signature Program (NYSE MSP).  A notary public is not an acceptable signature guarantee.

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts.  In case of any questions, please contact the Fund in advance by calling 1-866-209-1965.

Telephone Transactions

When you establish any telephone privileges, you must check the appropriate box on the Account Application.  Amounts of $50,000 or less can be redeemed by telephone.  Proceeds redeemed will be mailed or wired only to an investor’s address or bank of record shown on the records of the Transfer Agent.

When you establish any telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application.  Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  The Fund reserves the right to refuse a telephone request if it believes that the person making the request is neither the record owner of the shares nor otherwise authorized by the shareholder to request the transaction.  If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon at least 60 days’ notice to shareholders.

In order to arrange for the telephone redemption privilege after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account with the signatures guaranteed.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Exchange Privilege

You may exchange your Fund shares in amounts of $100 or more for shares of the First American Prime Obligations Fund (“Prime Obligations Fund”), a money market fund affiliated with the Fund’s Custodian and Transfer Agent.  Prior to making such exchange, you should obtain and carefully read the prospectus for the Prime Obligations Fund.  An exchange generally is a taxable event.  See “Tax Consequences.”

You may exchange your shares by sending a written request to the Fund’s Transfer Agent. You should give the name of the Fund, your name, and account number and the number of shares or dollar amount to be exchanged.  The letter should be signed by all of the persons whose names appear on the account registration.

If you complete the Exchange Privilege Authorization option on the Account Application, you may exchange all or some of your shares by calling the Transfer Agent at 1-866-209-1965 before the close of regular trading on the NYSE.  This is normally 4:00 p.m., Eastern Time.

The Fund reserves the right upon notice to shareholders, to limit the number of exchanges you may make in any year to avoid excess Fund expenses.  Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled.  The Fund may modify, restrict or terminate the exchange privilege at any time.

You may request telephone exchange privileges after your account is opened by calling the Transfer Agent at 1-866-209-1965 for instructions.

You may have difficulties in making a telephone exchange during periods of abnormal market activity. If this occurs, you may make your exchange request in writing.

Pricing of Fund Shares

The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”).  This is calculated by dividing the Fund’s assets, minus its liabilities, by the number of shares outstanding.  The Fund’s assets are the value of securities held in its portfolio, plus any cash and other assets.  The Fund’s liabilities are fees and expenses owed by the Fund.  The number of Fund shares outstanding is the amount of shares which have been issued to shareholders.  The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.  Applications for purchase of shares and requests for redemption of shares received after the close of trading on the exchange will be based upon the net asset value as determined as of the close of trading on the next day the exchange is open.

The net asset value of the Fund’s shares is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.  Fund shares will not be priced on days that the NYSE is closed for trading (including weekends and certain U.S. holidays).

Fair Value Pricing

The Fund generally values short-term fixed income securities with remaining maturities of less than 60 days at amortized cost.  The Fund’s other investments are valued principally according to market value when market quotations are readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined in good faith by using procedures established by the Fund’s Board of Directors.  In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon the security’s current sale.  With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day or a security is thinly-traded.  Fair value pricing involves judgments that are inherently subjective and inexact, and it is not possible to determine with certainty when, and to what extent, an event will affect a market price.  As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds.  The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Frequent Trading

The Fund discourages short-term or excessive trading (“frequent trading”) of its shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading.  The Fund’s Board of Directors has adopted a policy and procedures that are designed to detect and deter frequent trading.  Frequent trading is sometimes referred to as market timing.  Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the Fund’s share price.  Frequent trading may dilute the value of Fund shares held by long-term shareholders.  Frequent trading may also interfere with the efficient management of the Fund’s portfolio, as it may result in the Fund maintaining higher cash balances than it otherwise would or cause the Fund to sell portfolio securities at a time it otherwise would not.  Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause the Fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not.  For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund.  There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, while the Fund has no present intention to invest a significant portion of its assets in foreign securities, to the extent that it does invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders.  This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV.  Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage).  If this occurs, the market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities.  In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred.  Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing).  Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent.  As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.  The risk of price arbitrage also exists with thinly-traded securities in the United States, such as some small-cap equity securities.  Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers.  Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security trades again in the marketplace.  Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio.  This may result in the dilution of the value of the Fund’s shares.  The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, Quasar, the Fund’s distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

As indicated above under “How to Buy Shares”, the Fund reserves the right to refuse any purchase or exchange order for its shares for any reasons, including transactions deemed by the Fund to represent frequent trading activity.  In addition, as indicated above under “How to Sell Shares,” the Fund may, in its discretion, assess a 1.00% fee on redemptions or exchanges of Fund shares purchased and held for 60 days or less.  This fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.  The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year-end.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all distributions in cash.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

Tax Consequences

The Fund intends to make distributions of dividends and capital gains.  Dividends are taxable to you as dividend income that may be eligible for federal taxation at a maximum rate of 15% for individuals if, among other requirements, certain holding periods are met.  The rate of federal income tax you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  However, any loss you realize on shares held 6 months or less will be treated as a long-term capital loss (which is subject to limitations on deductibility) to the extent of capital gain dividend received on such shares that can be used to offset short-term capital gains on the those shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you sell or exchange your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.  Additional information related to taxes is contained in the Statement of Additional Information.  All potential investors in the Fund are urged to consult their tax advisors regarding an investment in the Fund.

The Fund may be required to withhold federal income tax at a rate of 28% (backup withholding) from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or tax identification number.  A shareholder must also certify that the number is correct and that he/she is not subject to backup withholding.  The certification is included as part of the Account Application form.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Householding

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses and annual and semi-annual reports that you received by sending only one copy of each to those addresses shown by two or more accounts.  Please call the Transfer Agent toll free at 1-866-209-1965 to request individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Financial Highlights

This table shows the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  The information has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm.  Their report and the Fund’s financial statements are included in the Fund’s Annual Report for the fiscal year ended June 30, 2007, which is available at no charge by calling the Fund at 1-800-366-6223.

For a capital share outstanding throughout each year

	Years Ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$51.89		$51.94	$54.02	$44.39	$41.14
Income from investment operations:
Net investment income	0.36		0.43	0.54	0.18 (c)	0.14
Net realized and unrealized gain (loss)
on investments	14.96		1.69	(1.39)	9.65 (c)	3.32
Total from investment operations	15.32		2.12	(0.85)	9.83	3.46

Less distributions:
Dividends from net investment income	(0.49)		(0.35)	(0.42)	(0.21)	(0.08)
Distributions from realized gains	(3.16)		(1.82)	(0.81)	0.00	(0.14)
Total distributions	(3.65)		(2.17)	(1.23)	(0.21)	(0.22)

Paid-in capital from redemption fees	—	(a)	— (a)	— (a)	0.01	0.01

Net asset value, end of year	$63.56		$51.89	$51.94	$54.02	$44.39

Total return	30.54%		4.09%	(1.61%)	22.21%	8.52%

Ratios/supplemental data:
Net assets, end of year (millions)	$230.2		$160.5	$240.4	$315.9	$107.1

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.30%		1.32%	1.29%	1.26%	1.33%
After expense reimbursement	0.99%		0.99%	0.99%	0.99%	0.99%
Interest Expense	0.00	%(b)	—	—	—	—
Ratio of net investment income to average net assets:
Before expense reimbursement	0.37%		0.27%	0.69%	0.24%	0.20%
After expense reimbursement	0.68%		0.60%	0.99%	0.51%	0.54%

Portfolio turnover rate	52%		28%	18%	17%	30%

(a)	less than 0.01.
(b)	Interest expense was less than 0.01%
(c)	Numbers have been restated from $0.94 to $0.18 and from $8.89 to $9.65, respectively. This has no impact on the Fund’s net assets, net asset value or total return.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non- public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

This Privacy Notice is not a part of the Prospectus

Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
1-800-366-6223

●

Custodian
U.S. Bank, N.A.
1555 N. River-Center Drive, Suite 302
Milwaukee, WI 53212
●

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207
1-866-209-1965

●

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103

●

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

MATRIX ADVISORS VALUE FUND, INC. www.matrixadvisorsvaluefund.com

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

To request and receive free copies of the annual and semi-annual reports or the SAI, or to request other information (including shareholder inquiries) and discuss your questions about the Fund, contact the Fund at:

Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, New York 10017
Telephone (toll free): 1-800-366-6223

Or, on the Fund’s website at: www.matrixadvisorsvaluefund.com

You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•  Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or
•  For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•  For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Fund’s SEC Investment Company Act file number is 811-03758)

Prospectus

MATRIX
ADVISORS
VALUE FUND, INC.

Ticker Symbol: MAVFX
Cusip: 57681T102

October 26, 2007

747 Third Avenue, 31st Floor
New York, New York  10017

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MATRIX ADVISORS VALUE FUND, INC.
747 Third Avenue, 31st Floor
New York, New York 10017

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2007

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated October 26, 2007, as may be revised, of Matrix Advisors Value Fund, Inc. (the “Fund”).  This SAI is incorporated into the Fund’s Prospectus in its entirety.  Matrix Asset Advisors, Inc. (the “Advisor”) is the investment advisor to the Fund.  A copy of the Fund’s Prospectus is available by calling 1-866-209-1965.

The Fund’s audited financial statements for its fiscal year ended June 30, 2007 are contained in the Fund’s annual report dated June 30, 2007 and are incorporated by reference into this SAI.

TABLE OF CONTENTS
Page
THE FUND	2
INVESTMENT OBJECTIVE AND POLICIES	2
INVESTMENT RESTRICTIONS	6
DIRECTORS AND OFFICERS	8
COMPENSATION TABLE	10
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	12
THE FUND’S INVESTMENT ADVISOR	12
PORTFOLIO MANAGER	14
DISTRIBUTOR	16
EXECUTION OF PORTFOLIO TRANSACTIONS	16
PORTFOLIO TURNOVER	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	19
DISTRIBUTIONS AND TAX INFORMATION	20
DETERMINATION OF SHARE PRICE	21
DISCLOSURE OF PORTFOLIO HOLDINGS	22
GENERAL INFORMATION	232
FINANCIAL STATEMENTS	26
APPENDIX A	27
APPENDIX B	28

THE FUND

The Fund is an open-end management investment company organized as a Maryland corporation on May 4, 1983. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. Much of the information contained in this SAI expands on subjects discussed in the Prospectus.  No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a mutual fund with the investment objective of seeking to achieve a total rate of return, which is comprised of capital appreciation and current income. The Fund is diversified.  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the Fund complies with its investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy.  If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

The following discussion supplements the discussion of the Fund’s investment objective and policies as set forth in the Prospectus.  There can be no assurance the objective of the Fund will be attained.

Common Stock

The Fund will invest primarily in common stocks.  Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.  In addition to the general market risks described in the Prospectus, investments in common stocks are subject to the risk that if a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock

The Fund may invest in preferred stocks. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities

The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible income common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer’s common stock. In addition to the general market risks described in the Prospectus, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Investment Companies

The Fund may invest its assets in shares of other registered investment companies.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the Investment Company Act of 1940, as amended (“1940 Act”) and consistent with its Investment Restrictions herein.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under the Rules and Regulations of the 1940 Act.

If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.

Foreign Securities

The Fund may invest up to 10% of its total assets in securities of foreign issuers that are listed and traded on national securities exchanges or traded over-the-counter in the United States.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Options on Securities

The Fund may write (sell) covered call options on its portfolio securities (“covered options”) in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period, generally ranging up to nine months.  If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission (“net premium”) the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.”

Closing purchase transactions enable the Fund to immediately realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and TimeDeposits. The Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar- denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, the Fund may also make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.  The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Under normal market conditions, the Fund will invest substantially all of its assets in the securities and investments described above.  The Fund, however, may temporarily depart from its principal investment strategies by investing up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments, in response to adverse market, economic or political conditions, or in other appropriate circumstances.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. The Fund has adopted the fundamental investment restrictions that are listed below.  These restrictions may not be changed without the approval of the shareholders.  Any change must be approved by the lesser of:

1)	67% or more of the Fund’s shares present at a shareholder meeting if the holders of more than 50% of the Fund’s outstanding shares are present in person or by proxy; or

2)	More than 50% of the Fund’s outstanding shares.

In accordance with these restrictions, the Fund may not:

1.
Purchase any securities which would cause more than 5% of the Fund’s total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

2.
Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

3.	Purchase any securities which would cause 25% or more of the Fund’s total assets at the time of such purchase to be invested in the securities of issuers engaged in any one industry;

4.	Invest in companies for the purpose of exercising management or control;

5.	Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

6.	Purchase or sell commodities or commodities contracts;

7.
Purchase the securities of any investment company, except (i) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

8.	Purchase securities on margin;

9.	Effect short sales of any securities;

10.	Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

11.	Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund’s total assets;

12.	Mortgage, pledge or hypothecate securities;

13.	Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities;

14.
Purchase or retain the securities of any issuer if the Fund’s officers or directors, or those of the Advisor, who each own 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

15.	Issue any class of securities senior to any other class of securities.

As a matter of operating but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund’s net assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933 or are otherwise not readily marketable. If such policy were to be changed, such investments would be limited to no more than 15% of net assets.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

The Fund has a loan agreement (i.e., a line of credit) with U.S. Bank N.A.  Consistent with fundamental investment restriction No. 11, the Fund will only draw on its line of credit for temporary emergency purposes.

DIRECTORS AND OFFICERS

The overall management of the business and affairs of the Fund is vested with the Board of Directors.  The day-to-day operations of the Fund are delegated to the Fund’s officers subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.  The directors and officers of the Fund (“Directors” and “Officers”) are as follows:

Directors* and Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected**	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA* 747 Third Avenue New York, NY 10017 (Born 1962)	Director; President, and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None
Independent Directors
Robert M. Rosencrans 747 Third Avenue New York, NY 10017 (Born 1927)	Director	Since 1985	Retired; formerly, President of Columbia International, Inc. (cable television developer and operator) (1984 to 2005).	1	None
T. Michael Tucker 747 Third Avenue New York, NY 10017 (Born 1942)	Director	Since 1997	Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to present); formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005).	1	None
Larry D. Kieszek 747 Third Avenue New York, NY 10017 (Born 1950)	Director and Chairman	Since 1997	Partner of Purvis, Gray & Company, LLP, a certified public accounting firm (1974 to present).	1	None

Officers of the Fund
Douglas S. Altabef 747 Third Avenue New York, NY 10017 (Born 1951)	Executive Vice President and Secretary	Since 2000	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1996 to present).	N/A	N/A
Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Research of Matrix Asset Advisors and various other positions within research (1994 to 2005).

				N/A	N/A
Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 to 2005).	N/A	N/A
Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A
Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Assistant Vice President and Assistant Secretary	Since 2002	Marketing Associate, Matrix Asset Advisors, the Fund’s Advisor (2001 to present).	N/A	N/A
Robert M. Slotky 2020 E. Financial Way Glendora, CA 91741 (Born 1947)	Vice President, Chief Compliance Officer AML Compliance Officer	Since 2004 Since 2006	Vice President, U.S. Bancorp Fund Services, LLC since July 2001.	N/A	N/A
*   "Interested person" of the Fund is defined in the 1940 Act.  Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

** Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation of the Fund, as amended.  Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

All Independent Directors are entitled to receive a fee of $1,500 per regular meeting and $500 per special meeting, plus expenses, of attending Board of Directors meetings. The table below sets forth the compensation of the Independent Directors for the fiscal year ended June 30, 2007.

COMPENSATION TABLE

Name	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued As Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company Paid to Directors
Mr. Rosencrans Director	$4,500	$0	$0	$4,500
Mr. Tucker Director	$6,000	$0	$0	$6,000
Mr. Kieszek Director and Chairman	$6,000	$0	$0	$6,000

Directors Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Director in the Fund as of December 31, 2006:

Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

Name of Director	Aggregate Dollar Range of Equity Securities Beneficially Owned (1)
Independent Directors Robert M. Rosencrans Director	C.
T. Michael Tucker Director	E.
Larry D. Kieszek Director and Chairman	E.
Interested Director David A. Katz President & Director	E.

(1)  Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Board Committees

Audit Committee

The Fund has an Audit Committee, which is comprised of all the Independent Directors as follows:  Mr. Robert M. Rosencrans, Mr. T. Michael Tucker and Mr. Larry D. Kieszek.  The Audit Committee is responsible for selecting, overseeing and setting the compensation of the independent auditors and is responsible for pre-approving all audit and non-audit services performed by the auditors for the Fund and for pre-approving certain non-audit services performed by the auditors for the Advisor and certain control persons of the Advisor.  The Audit Committee also reviews financial statements and other audit-related matters for the Fund and holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee meets once a year, and if necessary, more frequently.  The Audit Committee met twice during the fiscal year ended June 30, 2007.

Nominating Committee

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Directors as is considered necessary from time to time.  The Nominating Committee will review shareholders nominations to fill vacancies on the Board.  Such recommendations for consideration by the Committee should be sent to the President of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Fund’s Articles of Incorporation, as amended.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.  The Nominating Committee is comprised of all the Independent Directors as follows: Mr. Robert M. Rosencrans, Mr. T. Michael Tucker, and Mr. Larry D. Kieszek.  There are no policies in place regarding nominees recommended by shareholders.  The Committee did not meet during the fiscal year ended June 30, 2007.

Valuation and Qualified Legal Compliance Committees

The Valuation Committee is responsible for valuing securities held by the Fund for which current and reliable market quotations are not readily available.  These securities are valued at their fair values as determined in good faith by the Valuation Committee.  The Valuation Committee is comprised of all of the Directors as follows: Mr. David A. Katz, Mr. Robert M. Rosencrans, Mr. T. Michael Tucker, and Mr. Larry D. Kieszek.  The Qualified Legal Compliance Committee (“QLCC”) is for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  The QLCC is also comprised of the Independent Directors: Mr. Robert M. Rosencrans, Mr. T. Michael Tucker, and Mr. Larry D. Kieszek.  Neither the Valuation Committee nor the QLCC met during the fiscal year ended June 30, 2007.

Board Interest in the Advisor and Distributor

As of December 31, 2006, none of the Independent Directors or members of their immediate families owned any securities of the Advisor, the Distributor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor.  During the two most recently completed calendar years, none of the Independent Directors or members of their immediate families conducted any transactions (or series of transactions) with the Advisor, Distributor or any affiliate of the Advisor or Distributor in which the amount involved exceeded $120,000.  Mr. Tucker and Mr. Kieszek (both Independent Directors) each has a relationship with the Advisor whereby the Advisor manages separate accounts of Mr. Tucker and the 401(k) Plan of Mr. Kieszek’s firm.

As of September 30, 2007, the Directors and officers of the Fund as a group beneficially owned approximately 3.1% of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  As of September 30, 2007, the following shareholders owned of record or beneficially more than 5% of the Funds’ outstanding shares:

Name and Address	Percentage Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Account for Customers 101 Montgomery St. San Francisco, CA 94104-4151	54.51%	Record
NFS LLC FEBO Estelle C. Andelman 412 Beacon St. Apt. 5 Boston, MA 02115-1120	20.75%	Record

THE FUND’S INVESTMENT ADVISOR

Matrix Asset Advisors, Inc. serves as the Fund’s investment adviser under an Advisory Agreement, which provides that the Advisor will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund’s assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales.  In addition, the Advisor provides for the Fund’s office needs, supervises the maintenance of the Fund’s books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund’s institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund.  Certain directors and officers of the Advisor presently serve as directors or officers of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund’s existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

The Advisor also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.

The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of the Fund’s shares and in either case, also by a vote of a majority of directors who are not “interested persons” of the Advisor or the Fund within the meaning of the 1940 Act.  The Advisory Agreement is subject to termination by either party without penalty on 60 days’ written notice to the other and terminates automatically in the event of its assignment.

The Advisory Agreement provides that neither the Advisor, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

A discussion regarding the basis for the Board of Directors’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the most recent fiscal period ended December 31.

The Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed (excluding organizational costs), an annual fee, payable monthly, of 1.00% of the Fund’s average daily net assets.  The advisory fees paid to the Advisor for the services provided to the Fund for the past three fiscal years were as follows:

For the Year Ended June 30,
	2007	2006	2005
Advisory Fees Accrued	$1,865,256	$1,974,305	$2,788,820
Advisory Fees Waived	($582,135)	($649,605)	($834,902)

The Advisor has entered into an agreement with the Fund in which the Advisor has agreed to limit the operating expenses of the Fund to the extent necessary to ensure that the expenses of the Fund do not exceed 1.11% of the average annual net assets of the Fund during each fiscal year.  This agreement may be terminated at any time, and without payment of any penalty, by the Board of Directors of the Fund, upon sixty (60) days written notice to the Advisor.  Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments.

Control Person of the Investment Advisor

David A. Katz, the President and Chief Investment Officer of the Advisor, beneficially owns more than 50% of the outstanding stock of the Adviser.  Accordingly, Mr. Katz is deemed to control the Advisor.

PORTFOLIO MANAGER

Mr. Katz is the Advisor’s President and Chief Investment Officer and has overall responsibility for the firm’s investment efforts.  He graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics.  He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction.  His numerous works on Value investing have earned him various awards and distinctions at the undergraduate and graduate levels.  Mr. Katz is a Chartered Financial Analyst.  After initially working at Management Asset Corporation in Westport, Connecticut, Mr. Katz co-founded Value Matrix Management with the late John M. Gates in 1986.  He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee.  In 1990, he merged the Value Matrix Management organization into Matrix Asset Advisors, Inc.  Mr. Katz chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.  He appears frequently as a guest on CNBC, Bloomberg Television and Radio, and WCBS-AM in New York.

Other Accounts Managed

The following table provides information relating to other accounts managed by Mr. Katz, the Fund’s Portfolio Manager, as of June 30, 2007:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$ 718.6 million	0	$ 0
Other Pooled Investment Vehicles	1	$ 11.6 million	1	$ 11.6 million
Other Accounts	437	$ 1,074.70 million	4	$ 6.6 million

Compensation

Mr. Katz’s compensation in connection with his management of the Fund and other accounts includes a fixed base salary and a performance bonus.  He does not receive deferred compensation.

Base Salary:

Mr. Katz receives a fixed annual base salary.  Base salary amounts are determined by the compensation committee of the Advisor, based upon a number of factors including the employee’s experience, overall performance, responsibilities, and the competitive market place.  At Mr. Katz’s discretion, a portion of his salary may be contributed to the Advisor’s defined benefit plan.  Mr. Katz, however, does not receive any additional compensation from the Advisor as a result of his participation in its defined benefit plan.

Performance Bonus:

Mr. Katz receives a performance bonus that is determined based upon the Advisor’s overall profitability, which is driven by both the short and long term investment performance (both absolute and relative) and the overall assets under management of the accounts it advises, including the Fund.  Mr. Katz’s bonus compensation is not tied to the performance or the assets under management of any specific fund or account advised by the Advisor.  The bonus compensation is not guaranteed, and is paid at the discretion of the Advisor.

Potential Conflicts of Interest

As indicated in the above table, Mr. Katz manages other accounts in addition to the Fund.  Mr. Katz’s management of these other accounts may give rise to potential conflicts of interest.  These potential conflicts include those that may arise as a result of the structure of Mr. Katz’s compensation as well as conflicts relating to the selection and allocation of investment opportunities.  The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts; however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Mr. Katz receives a portion of the profits generated by the Advisor and such profits are generally derived from the fees that the Advisor receives from managing the Fund and other accounts.  To the extent that accounts other than the Fund have the potential to generate more profits for the Advisor than the Fund, Mr. Katz may have an incentive to favor such other accounts.

Due to the fact that Mr. Katz manages multiple accounts with similar objectives, and thus frequently purchases and sells the same securities for such accounts, certain allocation issues may arise.  In particular, if Mr. Katz identifies a limited investment opportunity which may be suitable for more that one fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sales orders across all eligible funds and other accounts.  In addition, in the event Mr. Katz determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of the average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  The Advisor focuses solely on a large cap value strategy for all accounts and does not anticipate such allocation issues to arise often.

Where consistent with the Advisor’s duty to seek best execution on behalf of its clients, orders for multiple accounts may be aggregated for execution.  The exception to this practice would be for those accounts that have specifically instructed the Advisor to execute their trades through a particular broker.  To the extent equity trades are aggregated, securities purchased or sold are allocated to the participating accounts in the manner the Advisor determines to be the fairest and most equitable, consistent with its fiduciary duties to its clients.  Where trade orders are aggregated, each account that participates in such order will generally receive the average price for such securities.  Orders for certain accounts, due to cash availability, investment restrictions or otherwise, may not be eligible to participate in such aggregate transactions and could therefore potentially receive a less favorable price or allocation than the accounts for which such orders were aggregated.

In general, no priority is to be given to any brokerage house in terms of the timing of orders.  Orders will be placed to maximize the number of clients and the number of shares that can be bought or sold for these clients without materially affecting the market and to minimize stock price movement.  The Advisor makes every effort to maintain a fair order generation and allocation methodology that favors no particular client or client group and seeks to eliminate, to the extent possible, any perceived conflicts of interest.

The Advisor’s policies and procedures are designed to minimize the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and the aggregation of trade orders as described above.  Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Ownership of Fund Securities

As of June 30, 2007, Mr. Katz beneficially owned over $1 million worth of equity securities in the Fund.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Agreement”) between the Advisor and Distributor.  The Agreement was initially approved by the Board of Directors on November 22, 2002.  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor’s fees are paid by the Advisor.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the NASD and SEC and in accordance with any policies and procedures adopted by the Fund pursuant to such rules.

While it is the Fund’s general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) of the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, and it does not direct securities transactions to brokers in exchange for selling shares of the Fund. To the knowledge of the Fund’s management, no director or officer of the Fund has any material direct or indirect interest in any broker that will effect the Fund’s portfolio transactions.

The Fund paid the following amounts in brokerage commissions during the past three fiscal years:

Brokerage Commissions Paid
During the Fiscal Year Ended June 30,
2007	2006	2005
$223,388	$276,656	$226,115

Of the above amounts, the following amounts were paid to firms for research, statistical or other services provided to the Advisor:

2007	2006	2005
$0	$0	$0

In compliance with the SEC requirement that the Fund must provide certain information for those Funds that held securities of their regular brokers or dealers during the Fund’s most recent fiscal year, the following table identifies those brokers or dealers holdings and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the fiscal period ended June 30, 2007:

Broker - Dealer	Aggregate Value
Citigroup	$7,703,758
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,682,918

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term investment purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.”

The annual portfolio turnover rates for the past two fiscal years are as follows:

Year Ended June 30,
2007	2006
52%	28%

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

The public offering price of the Fund shares is based on the Fund’s the net asset value.  Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on weekends and on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

Automatic Investment Plan.  As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund’s shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit, and does not protect against depreciation in declining markets.

How to Sell Shares

You can sell your Fund shares any day the NYSE is open for regular trading.

Delivery of redemption proceeds.  Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed other than for weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Redemptions-in-kind.  The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90 day period, of shares having a value in excess of (i) $250,000, or (ii) 1% of the Fund’s net asset value, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash and will bear any market risks associated with such securities until they are converted into cash.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and, as such, will pay no Federal income taxes on net income or net realized capital gains distributed to shareholders. Consistent with requirements for qualification as a regulated investment company, the Fund intends to distribute each year substantially all of its net investment income and net profits received from sales of portfolio securities, after offsetting against these profits any available capital loss carry-forwards. The availability of net income for dividends is dependent on the level of the Fund’s income and expenses, and the actual amount and timing of any dividend or distribution is subject to the discretion of the Fund’s Board of Directors.

Under current law, ordinary income dividends received by corporate shareholders may be eligible for the 70% dividends-received deduction for corporations. The dividends-received deduction for corporations will apply to that portion of the ordinary income dividend designated by the Fund as qualifying for the dividends-received deduction. Any distributions made by the Fund will not be eligible for the dividends-received deduction with respect to shares which are held by the shareholder for 45 days or less. Capital gain distributions do not qualify for the dividends-received deduction.

Investors should carefully consider the impact of buying Fund shares just before the declaration of an income dividend or capital gains distribution. Any such dividend or distribution paid shortly after a purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. The dividend or distribution, though in effect a return of capital, would be taxable as ordinary income.

Investors will recognize gain or loss upon the redemption of shares of the Fund. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the investor. Such capital gain or loss will be long-term or short-term depending upon the investor’s holding period for such shares.  If an investor’s holding period exceeds 12 months, any gain on the sale or disposition of shares in the Fund may be eligible for the maximum federal tax on long-term capital gains of 15 percent.

The Fund is subject to a non-deductible 4% excise tax on the excess of required distributions over the amounts actually distributed by the Fund on a calendar year basis. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax.

If the Fund fails to qualify as a regulated investment company under Subchapter M for any reason, the Fund would be subject to federal taxes, and possibly other taxes, on the income and gains.  Distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. The foregoing is a summary discussion of the federal income tax consequences of certain aspects of an investment in the Fund and is based on federal income tax laws and regulations in effect on the date of this SAI. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisors concerning specific questions regarding federal, state and local taxation.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

The Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekdays or other days when the Fund does not price its shares, and thus the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  In addition, with regard to foreign securities and certain domestic securities (e.g., domestic securities traded on an exchange that closes early), a significant event occurring after the close of trading but before the valuation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Fund.  The Advisor will monitor for significant events that may call into question the reliability of market quotations.  Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.  Where the Advisor determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Advisor will seek to have the security “fair valued” in accordance with the Fund’s fair value procedures.  Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price.  As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

An example of how the Fund calculated its total offering price per share as of June 30, 2007 is as follows:

Net Assets	=	Net Asset Value per share
Shares Outstanding
$230,237,198		$63.56
3,622,534

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board of Directors has adopted the Advisor’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”).  The Policy prohibits the disclosure of portfolio holdings unless:

(1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure;

(2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement including a duty not to trade on such information, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include the use of (a) annual certifications reaffirming that the entity has utilized such information in accordance with the terms of the agreement between the entity and the Fund or its agents or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information);

(3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors;

(4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or

(5) the disclosure is made pursuant to prior written approval of the CCO of the Fund.

The Advisor shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund.  The Advisor shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund.  In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Fund’s CCO, shall make a determination, with respect to the conflict, that they believe is in the best interests of the Fund, and shall report such determination to the Fund’s Board of Directors at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

Any disclosure made pursuant to Item 5 above shall be reported to the Board of Directors of the Fund at the next quarterly meeting.  This Policy may change at any time without prior notice to shareholders.

The Advisor and/or the Fund currently does not maintain ongoing arrangements with rating or statistical agencies or agencies providing similar functions.  The Fund's portfolio holdings are made available to the public as described in the Fund's Prospectus.

In addition, portfolio holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers.  Information may be provided to these parties without a time lag.  Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, administrator, financial printers, proxy voting service providers and broker-dealers who are involves in executing portfolio transactions on behalf of the Fund.  Portfolio holdings information may also be provided to the Fund’s Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided.  Neither the Fund nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements.  There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund’s portfolio holdings by individuals or entities in possession of such information.

GENERAL INFORMATION
Shareholder Reports

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent public registered accounting firm will be submitted to shareholders at least annually.

Service Providers

U.S. Bank National Association, located at, 1555 N. River Center Drive, Suite 302, Milwaukee, WI  53212, acts as Custodian of the securities and other assets of the Fund.  U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund’s transfer and shareholder service agent.  The Fund’s Custodian, Administrator and Transfer Agent are affiliated companies.  The Fund’s Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

USBFS acts as transfer agent to the Fund.  The services provided by the transfer agent either by USBFS or another party pursuant to an agreement with USBFS, include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Fund’s registration statement under federal and state securities laws.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Advisor, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with their investment objectives and restrictions.  Pursuant to the Fund’s Administration Servicing Agreement, the Fund paid $328,881, $247,429 and $236,225 to USBFS for the fiscal year ended June 30, 2005, 2006, and 2007, respectively.

Tait, Weller & Baker, 1818 Market Street, Ste. 2400, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202 serves as counsel to the Fund.

Capital Stock

The Fund’s shares are denominated “Common Stock, $.01 par value.”  Shares have no pre-emptive rights and are fully paid and non-assessable.  Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote.  The Fund does not intend to hold meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; (iv) ratification of selection of independent accountants.

Code of Ethics

The Boards of the Fund and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor to invest in securities that may be purchased or held by the Funds.  These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Proxy Voting Policies

The Board of Directors has delegated responsibility to vote proxies to the Advisor, subject to the Board’s oversight.  The Advisor’s proxy voting procedures, attached as Appendix B to this SAI, are reviewed periodically, and accordingly are subject to change.  In addition, a copy of the Fund’s proxy voting procedures are also available by calling 1-800-366-6223 and will be sent within three business days of receipt of a request.

The Advisor has retained an independent, third party proxy voting service, Institutional Shareholder Services (“ISS”), to provide advice and counsel with respect to proxy voting matters.  The Advisor will generally follow the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides the Advisor with its own proxy voting guidelines.  ISS’ general positions on various proposals are as follows:

Director Matters– ISS votes on director nominees on a case-by-case basis, examining factors including independence of the board and its committees, attendance at board meetings, corporate governance provisions and takeover activity, and long-term company performance.  ISS votes against proposals to classify the board, for shareholder proposals that a majority or more of directors be independent unless the board composition already meets ISS’ threshold for independence, and for shareholder proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors.

Shareholder Rights– ISS votes against proposals to restrict or prohibit shareholder ability to take action by written consent or to call special meetings, proposals to require supermajority shareholder votes and proposals to eliminate cumulative voting.  ISS votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Compensation and Benefits Plans– ISS votes with respect to compensation plans on a case-by-case basis, using methodology based primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution).  ISS also votes with respect to the following issues on a case-by-case basis: management proposals seeking approval to reprice options, votes on employee stock purchase plans, and all other shareholder proposals regarding executive and director pay.

Auditors– ISS generally votes for proposals to ratify auditors, unless an auditor is not independent, fees for non-audit services are excessive, or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Information regarding the Fund’s proxy voting record relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ending June 30, 2005) is filed with the SEC on Form N-PX no later than August 31 of each year.  The Fund’s Form N-PX is available without charge, upon request, by calling toll-free at 1-800-366-6223 and by accessing the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The annual report to shareholders for the Fund for the fiscal year ended June 30, 2007 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.  The 2007 Annual Report was filed with the SEC on September 4, 2007.

APPENDIX A
COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.

Prime-1--Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations.  “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor’s Ratings Group

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX B

Matrix Asset Advisors, Inc.
Proxy Voting Procedures

Matrix Asset Advisors’ standard investment management agreement implicitly authorizes Matrix Asset Advisors to vote proxies on behalf of the Client’s account.  Therefore, unless the Client expressly reserves proxy voting responsibility, it is Matrix Asset Advisors’ responsibility to vote proxies relating to securities held for the Client’s account.

ERISA Accounts:  Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan client, Matrix Asset Advisors, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account.  Matrix Asset Advisors shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis, to the Client or other appropriate person, and shall endeavor to correct any delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the Client’s investment.  Proxy voting decisions must be made solely in the best interests of the Client.  In voting proxies, Matrix Asset Advisors is required to consider those factors that may affect the value of the Client’s investment and may not subordinate the interests of the Client to unrelated objectives.

Matrix Asset Advisors has retained an independent, third party proxy voting service, Institutional Shareholder Services (ISS), to provide advice and counsel on proxy voting.  Matrix generally follows the proxy voting guidelines maintained by ISS in the voting of proxies for client accounts, unless the client provides Matrix with its own proxy voting guidelines.  A copy of the guidelines Matrix follows will be sent to clients annually.

For Matrix holdings (companies owned in client portfolios per Matrix’s investment discretion), ISS monitors corporate actions and provides information and analyses with regard to proxy voting issues.  Matrix has further retained ISS to vote proxies on its behalf, and Matrix will monitor the application of the guidelines by ISS, and will vote issues contrary to, or issues not covered by, the guidelines only when Matrix believes it is in the best interest of the Client.  ISS maintains the proxy voting records.  Where the Client has provided proxy voting guidelines to Matrix, those guidelines will be followed, unless it is determined that a different vote would add more value to the Client’s holding of the security in question.  A written explanation of the rationale for the deviation from the Client’s proxy voting guidelines will be maintained.  Direction from a Client on a particular proxy vote will take precedence over the guidelines.

ISS, on Matrix’s behalf, may also vote proxies for companies held in restricted accounts.

Should a material conflict arise between Matrix Asset Advisors’ interest and that of its clients (i.e. Matrix owns shares in a Client, Matrix manages a pension plan for a company whose management is soliciting proxies, or a Firm employee has a relative involved in Management at an investee company), the proxies will be voted in accordance with the recommendation of the independent third party proxy voting service.  A written record will be maintained describing the conflict of interest, the resolution of the conflict, and an explanation of how the vote taken was in the client’s best interest.

The Advisor may refrain from voting the proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.  Additionally, the Advisor may refrain from voting a proxy when the shares owned are small and the impact of the vote would be immaterial.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge upon request by calling toll-free at 1-800-366-6223 and (2) on the SEC’s website at www.sec.gov.

Recordkeeping.  In accordance with the recordkeeping rules, the Advisor will retain:
(i)	Copies of its proxy voting policies and procedures.
(ii)	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or the Advisor).
(iii)	A record of each vote cast on behalf of a client (maintained by the proxy voting service and/or the Advisor).
(iv)	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision.
(v)	A copy of each written request for proxy voting information and a copy of any written response by the Advisor to any request for proxy voting information.

The Advisor will maintain these materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in the Advisor’s principal office.

MATRIX ADVISORS VALUE FUND, INC.
PART C

OTHER INFORMATION

Item 23.  EXHIBITS.
(a)	Articles of Incorporation

(i) Articles of Amendment (1)

(b)	Bylaws(5)

(c)	Specimen Share Certificate (2)

(d)	Investment Advisory Agreement(1)

(e)	Form of Distribution Agreement(4)

(f)	Bonus or Profit Sharing Contracts— Not applicable.

(g)	Custody Agreement(1)

(h)	Other Material Contracts

(i) Transfer Agent Servicing Agreement (4)

(ii) Fund Accounting Servicing Agreement (4)

(iii) Power of Attorney (2)

(iv) Operating Expenses Limitation Agreement (3)

(v) Form of Line of Credit Agreement (6)

(vi) Chief Compliance Officer Agreement (5)

(i)	Opinion and Consent of Counsel(2)

(j)	Other Opinions

(i) Consent of Independent Registered Public Accounting Firm (7)

(ii) Consent of Counsel (6)

(k)	Omitted Financial Statements— Not applicable.

(l)	No undertaking in effect

(m)	Rule 12b-1 Plan– Not applicable.

(n)	Rule 18f-3 Plan— Not applicable.
(o)	Reserved.

(p)	Codes of Ethics

	(i)	Matrix Advisors Value Fund, Inc. (6)

	(ii)	Matrix Asset Advisors, Inc. (6)

(1) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 16 to Registration
Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on June 6, 1997.
(2)  Incorporated by reference to the Registrant’s Post-Effective Amendment No. 19 to the Registration
Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 29, 1998.
(3) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 22 to the Registration
Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 26, 2001.
(4) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 23 to the Registration
Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 28, 2002.
(5) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 25 to the Registration
Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 28, 2004.
(6) Incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration
Statement filed on Form N-1A (File Nos. 002-84222 and 811-03758) on October 28, 2005.
(7) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.

Reference is made to Article XI of Registrant’s By-laws (exhibit b to this Registration Statement) and Section 10 of the Investment Advisory Agreement (Exhibit d to this Registration Statement) the Fund maintains a policy of insurance in favor of the Fund, its directors, officer and employees, against liability arising from certain acts, errors and omissions.  The policy will not insure any director, officer, or employee against liability found to be cause by the director’s, officer’s or employee’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the successful defense of any action, suit or proceeding) is asserted the registrant by such director, officer, or controlling person in connection with the shares being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The registrant hereby undertakes that it will apply the indemnification provisions of its By-laws in a manner consistent with Release No. 11330 under the Investment Company Act of 1940 as long as the interpretation of Section 17(h) and (I) of such Act expressed in that Release remains in effect.

Item 26.  Business and Other Connections of the Investment Advisor.

Name                                                              Business Activity within the past two fiscal years

David A. Katz, CFA                                                     President/Chief Investment Officer of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Douglas Altabef                                                           Senior Managing Director of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Steven G. Roukis, CFA                                               Managing Director of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Lon F. Birnholz                                                     Managing Director/CFO of Matrix Asset Advisors, Inc.
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor

Item 27.                        Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, in addition to the Matrix Advisors Value Fund, Inc., acts as principal underwriter for the following investment companies:

Advisors Series Trust	Kensington Funds
AIP Alternative Strategies Funds	Keystone Mutual Funds
AIP Variable Insurance Trust	Kiewit Investment Fund, LLLP
Allied Asset Advisors Funds	Kirr Marbach Partners Funds Inc
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	M.D. Sass Tax Advantaged Bond Strategy Trust
Alpine Series Trust	Masters Select Fund Trust
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Fund, Inc.
Brazos Mutual Funds	Monetta Trust
Bridges Investment Fund, Inc.	MP63 Fund Inc.
Buffalo Balanced Fund Inc.	Nicholas Equity Income Fund Inc.
Buffalo Funds	Nicholas Family of Funds Inc.
Buffalo High Yield Fund Inc.	Nicholas Fund, Inc.
Buffalo Large Cap Fund Inc.	Nicholas High Income Fund, Inc.
Buffalo Small Cap Fund Inc.	Nicholas II, Inc.
Buffalo USA Global Fund Inc.	Nicholas Ltd Edition, Inc.
Country Mutual Funds Trust	Nicholas Money Market Fund, Inc.
Cullen Funds Trust	Permanent Portfolio Family of Funds Inc.
Everest Funds	Perritt Funds Inc.
Fairholme Funds Inc.	Perritt Microcap Opportunities Fund Inc.

FFTW Funds, Inc.	PRIMECAP Odyssey Funds
First American Funds Inc.	Professionally Managed Portfolios
First American Investment Funds Inc.	Prospector Funds, Inc.
First American Strategy Funds Inc.	Prudent Bear Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund Inc.	Rockland Funds Trust
Guinness Atkinson Funds	Summit Mutual Funds Inc.
Harding Loevner Funds Inc.	Thompson Plumb Funds Inc.
Hennessy Funds Trust	TIFF Investment Program Inc.
Hennessy Funds, Inc.	Trust for Professional Managers
Hennessy Mutual Funds, Inc.	Underlying Funds Trust
Hotchkis & Wiley Funds	USA Mutuals
Intrepid Capital Management Funds Trust	Wexford Trust
Jacob Internet Fund Inc.	Wisconsin Capital Funds, Inc.
Jensen Portfolio	WY Funds
Julius Baer Investment Funds

(b)           To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew Strnad	Secretary	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

Item 28.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Records Relating to:	Are located at:

Registrant’s Fund Administrator	U.S. Bancorp Fund Services, LLC 2020 East Financial Way Suite 100 Glendora, CA 91741
Registrant’s Investment Advisor	Matrix Asset Advisors, Inc. 747 Third Avenue, 31st Floor New York, NY 10017
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53202
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 29.  Management Services Not Discussed in Parts A and B.

Not applicable.

Item 30.  Undertakings

 Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of October, 2007.

MATRIX ADVISORS VALUE FUND, INC.

By:  /s/ David A. Katz
David A. Katz
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on October 26, 2007 by the following persons in the capacities indicated.

Signature	Title
/s/ David A. Katz David A. Katz	Director, President and Treasurer
* /s/Robert M. Rosencrans Robert M. Rosencrans	Director
* /s/T. Michael Tucker T. Michael Tucker	Director
* /s/Larry D. Kieszek Larry D. Kieszek	Director
* By: /s/David A. Katz
David A. Katz

Attorney-in-Fact pursuant to Powers of Attorney
filed with Post-Effective Amendment No. 19 to the
Registrant’s Registration Statement on Form N-1A
(Registrant’s File Nos. 002-84222 and 811-03758)
filed with the Securities and Exchange Commission
on October 29, 1998, and incorporated by reference
herein.

EXHIBIT INDEX

Exhibit	Exhibit No.
Other Opinions - Consent of Independent Registered Public Accounting Firm	EX-99.j.i